UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2010
Date of Report (Date of earliest event reported)

VERTICAL BRANDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31667	13-3579974
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11450 Sheldon Street
Sun Valley, CA 91352
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (818) 768-8100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

On February 16, 2010, in connection with a lawsuit filed by Gottbetter Capital Master, Ltd. (“GCM”), in the Los Angeles County Superior Court (Case No. LC 088277) arising out of Registrant’s default on that certain Amended and Restated Senior Note dated May 1, 2009 (the “GCM Note”), the Court issued an Ex Parte Order Appointing Receiver and Issuing Preliminary Injunction In Aid of the Receiver (the “Order”).  The Order appointed Robb Evans & Associates, LLC, as receiver in the action empowered, among other things, to take over possession, custody and control of the assets and business of Vertical Branding, Inc.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Ex Parte Order Appointing Receiver and Issuing Preliminary Injunction in Aid of the Receiver

[Signature Page Follows]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2010	VERTICAL BRANDING, INC.

	By:	/s/ Brick Kane
Brick Kane
Chief Operating Officer Robb Evans & Associates, LLC Receiver for Vertical Branding, Inc.

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